SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the
                  Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[x]    Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only [as permitted by Rule
       14a-6(e)(2)]
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
      240.14a-12

              GLOBUS CELLULAR & USER PROTECTION LTD.
          (name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ x]  No Fee required.

[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-
      11.
    1)  Title of each class of securities to which transaction applies:
    2)  Aggregate number of securities to which transaction applies:
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    4)  Proposed maximum aggregate value of transaction:
    5)  Total fee paid:

[  ]   Fee paid previously with preliminary materials.

[  ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid
previously.   Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1)   Amount Previously Paid:
    2)   Form, Schedule or Registration Statement No.:
    3)   Filing Party:
    4)   Date Filed:

              THIS PROXY IS SOLICITED ON BEHALF OF
                     THE BOARD OF DIRECTORS OF
           GLOBUS CELLULAR & USER PROTECTION LTD. (the "Company")

Dr. Paul Bickert is hereby authorized to represent and to vote the shares of the undersigned in the Company at an Annual Meeting (hereinafter referred to as "Annual Meeting") of Stockholders to be held on August 18, 1997 and at any adjournment as if the undersigned were present and voting at the meeting.
NOTE:  Cumulative voting for directors is not allowed.

1. Proposal to change name of the Company to Globus Cellular Ltd. FOR [ ] AGAINST [ ] ABSTAIN [ ]

2.    Proposal to Amend 1996 Non-Statutory Stock Option Plan
      FOR [  ] AGAINST [  ] ABSTAIN [   ]

3.    Election of Directors
      FOR all nominees (except as written on the line below)  [   ]
          WITHHOLD AUTHORITY TO VOTE
          for all nominees listed below       [  ]

      NOMINEES:  Dr. Paul F. Bickert, Dr. Ronald Armstrong, Jerome W.
                 Cwiertnia

(INSTRUCTIONS: To withhold authority to vote for any individual nominees write the nominee's name on the line below.)

      -------------------------------------------------

4. Approval of Winter, Scheifley & Associates, P.C. as Independent Certified Accountants for fiscal year ending October 31, 1997.
      FOR [  ]  AGAINST [   ] ABSTAIN [   ]

5. In their discretion, on any other business that may properly come before the meeting.

The shares represented hereby will be voted. With respect to items 1 - 4 above, the shares will be voted in accordance with the specifications made and where no specifications are given, said proxies will vote for the proposals. This proxy may be exercised by a majority of those proxies or their substitutes who attend the meeting.

Please sign and date and return to Globus Cellular & User Protection Ltd., 1980 Windsor Road, Kelowna B.C., Canada V1Y 4R5

						Dated  July     , 1997

						----------------------
						Signature


						----------------------
						Signature

Joint Owners should each sign. Attorneys-in-fact, executors, administrators, trustees, guardians or corporation officers, should give full title.


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

                   GLOBUS CELLULAR & USER PROTECTION LTD.
                              1980 Windsor Road
                        Kelowna, B.C., Canada V1Y 4R5
                           Telephone: (250) 860-3130
                           Facsimile: (250) 860-3110
July 28, 1997

To the Stockholders of
Globus Cellular & User Protection Ltd.

You are cordially invited to attend an Annual Meeting (hereinafter referred to as "Annual Meeting") of Stockholders of Globus Cellular & User Protection Ltd. (the "Company"), to be held at the Ramada Lodge Hotel located at 2170 Harvey Avenue, Kelowna, B.C., Canada, V1Y 6G8, at 9:00 A.M., Pacific time, to consider and vote upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders.

In addition to the election of directors and the approval of independent certified public accountants for the fiscal year ended October 31, 1997, Shareholders will be asked to approve an amendment of the Company's 1996 Non-Statutory Stock Option Plan increasing the number of Common Shares authorized to be issued pursuant to said Plan. Approval of the amendment to the 1996 Non-Statutory Stock Option Plan would be economically beneficial to the
Company.    The Company would be able to partially compensate eligible participants in a non-monetary manner with the 1996 Non-Statutory Stock Option Plan.

Since it is important that your shares be represented at the meeting whether or not you plan to attend in person, please indicate on the enclosed proxy your decisions about how you wish to vote and sign, date and return the proxy promptly in the envelope provided. If you find it possible to attend the meeting and wish to vote in person, you may withdraw your proxy at that time. Your vote is important, regardless of the number of shares you own.

Sincerely,


-------------------------
Dr. Paul Bickert
Chairman of the Board of Directors
Chief Executive Officer


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
                   GLOBUS CELLULAR & USER PROTECTION LTD.
                                    NOTICE OF
                                  ANNUAL MEETING
                                  OF STOCKHOLDERS
                                     To Be Held
                                  August 18, 1997


To the Stockholders of
Globus Cellular & User Protection Ltd.

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of Globus Cellular & User Protection Ltd. (the "Company") will be held on August 18, 1996 at 9:00 o'clock in the morning, local time at the Ramada Lodge Hotel located at 2170 Harvey Avenue, Kelowna, B.C., Canada, V1Y 6G8 for the following purposes; all as more specifically set forth in the attached Proxy Statement.

1. To consider and vote upon the proposal to change the name of the Company to Globus Cellular Ltd.

2. To consider and vote upon the proposal to approve an amendment to the 1996 Non-Statutory Stock Option Plan

3. To consider and vote upon the re-election of the Officers and Directors of the Company.

4. To approve Winter, Scheifley & Associates, P.C. as Independent Certified Accountants for fiscal year ended October 31, 1997.

5. To transact such other business as may properly be brought before this meeting.

Only holders of record of Common Stock of the Corporation as of the close of business on July 20, 1997, are entitled to notice of or to vote at the meeting or any adjournment thereof. The stock transfer books of the Corporation will not be closed.

Stockholders are encouraged to attend the meeting in person. To ensure that your shares will be represented, we urge you to vote, date, sign and mail the Proxy Card in the envelope which is provided, whether or not you expect to be present at the meeting. The prompt return of your Proxy Card will be appreciated. It will also save the Company the expense of a reminder mailing. The giving of such Proxy will not affect your right to revoke such Proxy by appropriate written notice or to vote in person should you later decide to attend the meeting.

By order of the Board of Directors


                                     Dr. Paul F. Bickert
July 28, 1997                        Chairman of the Board of Directors
                                     Chief Executive Officers


                            PRELIMINARY COPY
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
                                 PROXY STATEMENT
                         GLOBUS CELLULAR & USER PROTECTION LTD.


                          ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held August 18, 1997


                                     INTRODUCTION


This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Globus Cellular & User Protection Ltd., a Nevada corporation (the "Company"), to be voted at an Annual Meeting of Stockholders of the Company to be held on August 18, 1997 at 9:00 A.M., local time, at the Ramada Lodge Hotel located at 2170 Harvey Avenue, Kelowna, B.C., Canada V1Y 6G8 and at any adjournment thereof (the "Meeting"). The Proxy may be revoked by appropriate written notice at any time before it is exercised. See, "Voting and Solicitation of Proxies".

This Proxy Statement and the accompanying Notice and Form of Proxy are being mailed on or about August 8, 1997 to record holders of the Company's Common Stock as of July 20, 1997 (the "Record Date").

As of Record Date, 5,821,181 shares of Common Stock of the Corporation were issued and outstanding. Each share of Common Stock entitles the holder to one vote on all matters brought before the Annual Meeting.

Globus Cellular & User Protection Ltd. ("Company"), formerly Leridges International, Inc., was incorporated on June 10, 1987, under the laws of the State of Nevada under the name Daytona-Pacific Corporation. On July 31,
1989, Company  changed  its name to Leridges International, Inc.   On March
4, 1993, Company filed a Chapter 11 petition for protection under the U.S. Bankruptcy laws and subsequently filed a Plan of Reorganization, which was approved by the U.S. Bankruptcy Court on October 18, 1994. The Plan provided for Company to acquire all of the assets of Globus Cellular & User Protection Ltd. (Canada), a corporation formed in the Province of British Columbia, Canada on July 28, 1993, in consideration of Company's issuance of 2,880,000 Units of its Common Stock. Also approved in the Plan was a change of Company's name to Globus Cellular & User Protection Ltd

The Company is currently engaged in the research and development of its low radiation mega range antenna technology and marketing its exclusive line
of x-ray film and chemistry  under  the   "Globus"  label  to  private
clinics.

The Company originally started out by manufacturing a shielding product as an aftermarket add on for cellular phones and sold its entire inventory of 25,000 of the shielding product.

The United States Federal Communications Commission, on August 16, 1996, came out with new stringent guidelines for the cellular industry manufacturers of phone devises requiring that these products not exceed
certain radiation exposure  levels  to  users.      These  guidelines  force
manufacturers into compliance by either tuning down the output of the phones or redesigning the antennas to reduce exposure to users.

The Company's testing capability for its antenna technology has been developed with the assistance of Canada's National Research Counsel, providing grant monies as well as assisting the Company in its relationship with the Department of Physics of Okanagan University in
British Columbia.   The Okanagan University Department of  Physics  published
a paper in 1996 citing mega range antenna as substantially reducing human tissue absorption of radiation while increasing the performance of the cellular phone compared to a leading manufacturer's cellular phone product.


                             AMENDMENT TO
                 1996 NON-STATUTORY STOCK OPTION PLAN

The Company needs to continue to attract and retain persons of experience and ability and whose services are considered valuable. In addition the Company needs to continue to encourage the sense of proprietorship in such persons and to stimulate the active interest of such persons in the development and
success of the Company.   As a result, the Board of Directors and
shareholders approved the 1996 Stock Option Plan and reserved for issuance
500,000 Common Shares pursuant to the 1996 Stock Option Plan.   The source of
Common Shares to be reserved for issuance under the 1996 Non-Statutory Stock Option Plan is a portion of the currently authorized Common Shares. The Plan will terminate on March 15, 2006 and no option may be granted pursuant to the
Plan thereafter.    The Company has currently issued all of the previously
approved Common Shares reserved for issuance pursuant to the 1996 Stock
Option Plan.   The Board of Directors has approved an increase in the number of Common Shares reserved for issuance pursuant to the 1996 Stock Option Plan to 1,000,000.


                             PRELIMINARY COPY
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

Options are granted only to persons who are employees of the Company or a subsidiary corporation of the Company (including any subsidiary which may be organized or acquired subsequent to adoption of the Plan) who agree to remain in the employ of, and render services to, the Company or a subsidiary corporation of the Company for a period of at least one (1) year from the
date of the granting of the option.   The term "employees" shall include
officers, directors, executives and supervisory personnel, as well as other employees of the Company or a subsidiary corporation of the Company.

The purchase price under each option issued is determined by a Committee (of not less than three members, at least one of whom shall be a Director of the Company), at the time the option is granted, but in no event shall such purchase price be less than 85 percent of the fair market value of the
Company's Common Stock on the date of the grant.   All options issued under
the Plan shall be for such period as the Committee shall determine, but for not more than ten (10) years from the date of grant thereof.

New Plan Benefits.   The benefits or amounts that will be received by or
allocated to the executive officers, directors or employees cannot be
determined.    At the end of each fiscal year, the compensation committee
determines who shall receive the options.   The compensation committee, which
is composed of the Board of Directors, reviews all employees after the end of
each fiscal year.   Particular attention is paid to each employee's
contribution to the current and future success of the Company along with their salary level as compared to the market value of personnel with similar
skills.   The compensation committee also looks at accomplishments which are above and beyond management's normal expectations for their position.

The affirmative vote of a majority of the shares of Common Stock of the Company represented and voting at the Annual Meeting is required for approval of the increase of Common Shares reserved for issuance pursuant to the 1996
Non-Statutory Stock Option Plan from 500,000 to 1,000,000.     The Board of
Directors unanimously approves the proposed amendment to the 1996 Non-Statutory Stock Option Plan and recommends a vote FOR the proposed amendment to the 1996 Non-Statutory Stock Option Plan. Proxies solicited by management will be so voted unless stockholders specify otherwise.


                           ELECTION OF BOARD OF DIRECTORS

Pursuant to the Bylaws, each Director shall serve until the annual meeting of the stockholders, or until his successor is elected and qualified. The Company's basic philosophy mandates the inclusion of directors who will be representative of management, employees and the minority shareholders of the Company. Directors may only be removed for "cause". The term of office of each officer of the Company is at the pleasure of the Company's Board.

The principal executive officers and directors of the Company are as follows:

Name                               Position	              Term(s) of Office
Dr.  Paul  F.  Bickert, age 52    President,              October 18, 1994
                                 Director and                 to present
                        			   Chairman of the Board


Jerome W. Cwiertnia, age 55        Director               April 8, 1997
                                                            to present

Ronald  L.  Armstrong, age 65      Vice President/       October 13, 1994
                                   Director                to present

Dr. Paul F. Bickert - Dr. Bickert has been the President and Chairman of the Board of Directors of Registrant since October 18, 1994, when he was appointed under the terms of the Plan of Reorganization filed by Registrant and approved by the U.S. Bankruptcy Court. Since its inception in 1993, he was the President and Chairman of the Board of Directors of Globus Cellular & User Protection, Ltd., the Canadian corporation from which Registrant acquired assets in the bankruptcy reorganization. From 1974 to 1993, Dr. Bickert was a self-employed private chiropractic practitioner in Canada. He graduated from the Palmer College of Chiropractic in 1974, with a Doctor of Chiropractic Degree. Dr. Bickert devotes full time to the business of Registrant.

Jerome W. Cwiertnia - Mr. Cwiertnia was Executive V. P., Chief Financial Officer and Director from 1979 to 1989, President, Chief Operating Officer and Director in 1990 and Chief Executive Officer, President and Director from
1991 to 1995 for National Education Corporation.   Mr. Cwiertnia retired in
May 1995.  Mr. Cwiertnia graduated in 19     from Northern Illinois
University and is a Certified Public Accountant.

Dr. Ronald L. Armstrong - Dr. Armstrong has been a Director of Registrant since October 18, 1994, when he was appointed under the terms of the Plan or Reorganization filed Registrant and approved by the U.S. Bankruptcy Court. Since its inception in 1993, he was the Vice President and a Director of

                       PRELIMINARY COPY
 - FOR THE INFORMATION OF THE SECURITIES EXCHANGE COMMISSION ONLY

Globus Cellular & User Protection, Ltd., the Canadian corporation from which Registrant acquired assets in the bankruptcy reorganization. In addition, since 1971, Dr. Armstrong has been a self-employed private chiropractic practitioner in Toronto, Ontario, Canada. He graduated from the Canadian Memorial Chiropractic College in Toronto, Ontario, Canada in 1971, with a
Doctor of Chiropractic Degree.   Dr. Armstrong only sits as a Board Member
and is not an employee of the Registrant.   Dr. Armstrong will devote his
time on an as-needed basis (not specifically determinable) to the business of Registrant.

The Board of Directors recommends a vote FOR the election of Dr. Paul Bickert, Jerome W. Cwiertnia and Dr. Ronald L. Armstrong to the Board of
Directors of the Company.   Proxies solicited by management will be so voted
unless stockholders specify otherwise.

The affirmative vote of a majority of the shares of Common Stock of the Company represented and voting at the Annual Meeting is required for approval
of the above Directors.     The Board of Directors unanimously recommends a
vote FOR the re-election of Dr. Paul Bickert and Dr. Ronald L. Armstrong and the election of Jerome W. Cwiertnia to the Board of Directors of the Company. Proxies solicited by management will be so voted unless stockholders specify otherwise.

                       APPROVAL OF SELECTION OF
                 INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors recommends for approval by the Shareholders the selection of Winter, Sheifley & Associates, P.C. as the independent certified public accountants of the Company for the fiscal year ending October 31, 1997.

In additional to its principal service of examining the financial statement of the Company, Winter, Scheifley & Associates, P.C. provided certain non-audit services for the Company during the preceding fiscal year and such
services were approved by management.   In approving the services, management
determined that the nature of the services and the estimated fees to be charged would have no adverse effect on the independence of the accountants.

Representatives of Winter, Scheifley & Associates, P.C. are expected to be able via telephone at the Annual Meeting and to have the opportunity to make a statement should they desire to do so and to be available to respond to appropriate questions.

The affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock is necessary to approve Winter, Scheifley & Associates, P.C. as the Company's auditors.


               STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following tables list the Company's stockholders who, to the best of the Company's knowledge, own of record or, to the Company's knowledge, beneficially, more than 5% of the Company's outstanding Common Stock; the total number of shares of the Company's Common Stock beneficially owned by each Director; and the total number of shares of the Company's Common Stock beneficially owned by the Directors and elected officers of the Company, as a group.

                                                    Amount and
                                                      Nature
                              Title of               Beneficial       % of
Name and Address               Class                 Ownership        Class
Dr. Paul F. Bickert            Common          1,126,296 Direct        26%
3200 Watt Road                                 391,676 Indirect <F1>
Kelowna, B.C., Canada
V1W 3C8

Jerome W. Cwiertnia            Common                 19,882          .34%
17 Montecito Drive
Corona del Mar, CA 92625

Dr. Ronald L. Armstrong        Common            11,183 Direct        1.3%
1005 - 16th Ave., N.W.                           73,603 Indirect <F2>
Calgary, Alberta, Canada
T2M 3X8

CEDE & Co.                     Common                1,561,740       26.8%
P.O. Box 222
Bowling Green Station
New York, NY

Philadep & Co                  Common                 452,255         7.8%
1900 Market Street
Philadelphia, PA


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

Bernard D. Penner              Common           538,820 Direct       19.1%
157-7841 Hwy. #97 N.                            572,255 Indirect <F3>
Winfield, B.C., Canada

All officers and
directors as a Group           Common          1,157,361 Direct       28%
                                                 465,279 Indirect

<F1> These shares are held in the name of Marlene Bickert, wife of Dr.
Bickert, and Dr. Bickert has shared voting rights in and to the shares.

<F2> These shares are held in the name of Nesbitt Burns in trust for Sandra
Armstrong RRSP, wife of Dr. Armstrong, and Dr. Armstrong has shared voting rights in and to the shares.

<F3> 450,656 of these shares are held in the name of Loretta Penner, wife of
Mr. Penner, and Mr. Penner has shared voting rights in and to the shares. 3,728 of these shares are held in the name of Burns Fry Ltd., in trust for Loretta Penner, 3GDJNT5, a Canadian retirement account, and Mr. Penner has shared voting rights in and to the shares. 2,982 of these shares are held in the name of Burns Fry Ltd., in trust for Bernie Penner #3GDFXT2, a Canadian retirement account, and Mr. Penner as 100% voting rights in and to the shares. 488725 B.C. Ltd. is controlled by Mr. Penner and holds 114,889 shares.

The Company does not know of any arrangements, the operation of which may, at a subsequent date, result in a change in control of the Company.


                  EXECUTIVE COMPENSATION

During fiscal 1996, and as of the date of filing this report, no compensation has been paid, nor have there been compensation arrangements or plans, other than what has been indicated below.

On April 1, 1997, the Board of Directors approved the issuance of 842,825 restricted shares of the Company to Dr. Paul F. Bickert as compensation for salary, Lease of Technology payments and interest owing for 1995 and 1996 and 255,555.56 restricted shares of the Company be issued to Bernie D. Penner for compensation for salary owing during 1995 and 1996.

On April 2, 1997, the Board of Directors approved the issuance of 333,333 restricted shares of the Company ($.225 per share) to Dr. Paul F. Bickert as compensation for the period November 1, 1996 to January 31, 1997 and February
1, 1997 to April 30, 1997.

None of the other officers and/or directors receive any compensation for their services  and  there  are  not  plans to pay any such compensation in
the near future.    All  officers  and  directors are, however, reimbursed
for expenses incurred  on  behalf  of  Company.   Members of the Board of
Directors are to receive an honorarium of $7,500 US per year, payable in
stock of the Company at 85% of 1/2 of market bid.   To date, no remuneration
of any kind has been paid and the first such remuneration is not scheduled until April 1998.

The Company presently has no other pension, health stock option, annuity, bonus, insurance, profit-sharing or other similar benefit plans; however, Company may adopt such plans in the future. There are presently no personal benefits available for directors, officers or employees of Company.

There is no plan or arrangement with respect to compensation received or that may be received by the executive officers in the event of termination of employment or in the event of a change in responsibilities following a change in control.


                  CERTAIN TRANSACTIONS

On  January  3, 1994, Company purchased a unit in an office/warehouse building in  Kelowna, B.C., Canada, for its corporate headquarters.  The purchase price of  the 1800 sq. ft. unit was $118,000 (Cdn.).  In the 2nd quarter of 1997, the Company sold the office/warehouse to Dr. Bickert for
$127,000 CAN., the appraised value.   Dr. Bickert now rents the same space to
the Company for $1,225 CAN. per month.

The President and Chief Executive Officer  of  the  Company,  Dr.  Paul
Bickert is the inventor of the Company's major product and is the founder of the Company. Dr. Bickert and his wife jointly are the Company's largest stockholder.

The Company has an exclusive eight year lease on the cellular phone user protection technology from Dr. Bickert. The Company possesses the exclusive right to sublease or sell this technology to others. See Note 5.
During the periods ended October 31, 1996 and 1995, the Company paid $18,800 and $19,088 respectively to patent attorneys for services in

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

connection with patent applications  filed  in  behalf  of  Dr.  Bickert  for
the  above  mentioned technology.    The  sum  of  these  amounts have been
applied to reduce unpaid technology lease  obligations  due  Dr.  Bickert, so
therefore, ultimately  paid by Dr. Bickert.   From November 1, 1996 to date,
for patent applications filed on behalf of Dr. Bickert, payments totaling
$22,354 have been made by the Company.   These amounts have been applied to
adjust any outstanding technology lease payments owing to Dr. Bickert at year end.

During 1996 and 1995 the Company paid $1,694 and $3,024 respectively, to a company controlled by Mr. Penner, a major shareholder, for improvements to the Company's plant. The Company believes that such amounts are not in excess of their fair market value.

Additionally, rent in the amount of $3,110 was paid to Mr. Penner in 1996 for office and warehouse space in connection with the lease.

Dr. Bickert and Mr. Penner had loans to the Company for cash advances and unpaid salary and technology lease payments totaling $244,636 and $102,780 at October 31, 1996 and 1995 respectively. These are demand notes and interest is being accrued at 8.75% per year. Subsequent to October
31, 1996 these individuals agreed to waive payment of the total amounts due in exchange for the exercise of common stock options previously granted to them at an exercise price of $.225 per share.

The Company has an agreement with Dr. Paul F. Bickert (its founder, product inventor, President and Chief Financial Officer, Director and major stockholder) to pay Dr. Bickert lease of technology payments of $10,000
(US) monthly.  This agreement expires in 2002, with an option to renew.
Total payments required under this lease  are  as  follows:


    1997                                      120,000
    1998                                      120,000
    1999                                      120,000
    2000                                      120,000
    2001                                      120,000
                                             --------
                                             $600,000

On January 13, 1995, Company entered into a Marketing & Promotion Agreement (the "Agreement") with Brahma Capital Corporation, a British Columbia corporation ("Brahma"), whereby Brahma was engaged to promote and assist in the sale of the maximum amount of Company's securities under the private placement offering and any possible subsequent public offering. The term of the Agreement is for a period of twelve (12) months or until such time as the private placement offering has been successfully completed. Under the terms of the Agreement, Brahma shall be reimbursed for all office, travel and entertainment expenses in connection with services rendered thereunder. As compensation for its services, Brahma was to be advanced the sum of $2,500.00 (U.S.) per month, which sum shall be deducted from the following total commissions earned by Brahma in connection with its sale of Company's securities under the terms of the Agreement:

(a) 10% of the gross proceeds received by Company from the sale of securities under the private placement offering by Brahma; and

(b) 7% of the gross proceeds received by Company from the sale of securities under any subsequent offering of securities made by Company.

Upon the successful completion of the private placement offering, Company paid Brahma the sum of $3,500 (U.S.), which sum represents the balance of consulting fees due and payable to Brahma for work performed for Globus Cellular & User Protection Ltd., (Canada) prior to the reorganization and acquisition of its assets by Company.

Due to lack of performance, the Agreement with Brahma has been terminated and no further amounts are owing.

Changes in Control.   There are no arrangements, known to the Company,
including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change of control of the Company.
                   VOTING AND SOLICITATION OF PROXIES

Stockholders represented by properly executed proxies received by the Company prior to or at the Meeting and not duly revoked will be voted in accordance with the instructions thereon. If proxies will be voted in instructions are indicated thereon, such proxies will be voted in favor of Items 1 through 5 inclusive. Execution of a proxy will not prevent a stockholder from attending the Meeting and revoking his proxy by voting in person (although

                             PRELIMINARY COPY
      - FOR THE INFORMATION OF THE SECURITIES EXCHANGE COMMISSION ONLY attendance at the Meeting will not in itself revoke a proxy). Any stockholder giving a proxy may revoke it at any time before it is voted by giving to the Company's Secretary/Treasurer written notice bearing a later date than the proxy, by delivery of a later dated proxy, or by voting in person at the Meeting. Any written notice revoking a proxy should be sent to Globus Cellular & User Protection Ltd., 1980 Windsor Road, Kelowna B.C., Canada V1Y 4R5.

The Company's Board of Directors does not know of any other matters which will be presented for consideration at the Meeting. However, if any other matters which will be presented for consideration at the Meeting. However, if any other matters are properly presented for action at the Meeting, it is the intention of the person(s) named in the accompanying Form of Proxy to vote the shares represented thereby in accordance with their best judgment on such matters.

All costs relating to the solicitation of proxies made hereby will be borne by the Company. Proxies may be solicited by officers and directors of the Company personally, by mail or by telephone or telegraph, and the Company may pay brokers and other persons holding shares of stock in their names of those of their nominees for their reasonable expenses in forwarding soliciting material to their principals.

It is important that proxies be returned promptly. Stockholders who do not expect to attend the Meeting in person are urged to sign and date the accompanying Form of Proxy and mail it in a timely fashion so that their vote can be recorded.

                          ADDITIONAL INFORMATION

The Company's Annual Report to Shareholders for the fiscal year ended October 31, 1996, including the consolidated financial statements and related notes thereto, together with the report of the independent auditors and other information with respect to the Company, accompanies this Proxy Statement.

                             OTHER MATTERS

The Company is not aware of any other business to be presented at the Annual
Meeting.    If matters other than those described herein should properly arise at the meeting, the proxies will vote on such matters in accordance with their best judgment.

                          SHAREHOLDER PROPOSALS

Proposals by Shareholders intended to be presented at the 1998 Annual Meeting must be received by the Company no later than November 15, 1997.